Loans and Debentures	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about borrowings [abstract]
Loans and Debentures
Note 16 – Loans and Debentures

Following are the contractual conditions of the Group’s interest-bearing loans and credit, which are measured based on amortized cost. Additional information regarding the Group’s exposure to interest risks, foreign currency and liquidity risk is provided in Note 30, in connection with financial instruments.

	As at December 31
	2020	2019
	$ Thousands
Current liabilities
Current maturities of long-term liabilities:
Loans from banks and others	39,702	36,630
Non-convertible debentures	6,769	8,841
Others	-	134
	46,471	45,605

Non-current liabilities
Loans from banks and others	575,688	503,647
Non-convertible debentures	296,146	73,006
	871,834	576,653

Total	918,305	622,258

A.1          Classification based on currencies and interest rates

	Weighted-average interest rate December 31	As at December 31,
	2020	2020	2019
	%	$ Thousands

Debentures
In shekels	4.45%	302,915	81,847

Loans from banks and others
In shekels	4.70%	615,390	540,411

		918,305	622,258

As at December 31, 2020 and December 31, 2019, all loans and debentures relate to liabilities incurred by OPC and its subsidiaries.

A.2          Reconciliation of movements of liabilities to cash flows arising from financing activities

	Financial liabilities (including interest payable)
	Loans and credit	Debentures	Lease liabilities	Interest SWAP contracts designated for hedging	Total
	$ Thousands

Balance as at January 1, 2020	540,720	81,847	5,385	4,225	632,177
Changes as a result of cash flows from financing activities
Payment in respect of derivative financial instruments	-	-	-	(6,105)	(6,105)
Proceeds from issuance of debentures less issuance expenses	-	280,874	-	-	280,874
Receipt of long-term loans from banks	73,236	-	-	-	73,236
Repayment of loans and debentures	(39,067)	(84,487)	-	-	(123,554)
Interest paid	(21,210)	(3,630)	(149)	-	(24,989)
Payment of principal of lease liabilities	-	-	(551)	-	(551)
Costs paid in advance in respect of taking out loans	(8,556)	-	-	-	(8,556)
Net cash provided by/(used in) financing activities	4,403	192,757	(700)	(6,105)	190,355

Effect of changes in foreign exchange rates	42,607	23,795	1,581	749	68,732
Changes in fair value	-	-	-	12,145	12,145
Interest in the period	21,301	5,473	292	-	27,066
Other changes and additions during the year	6,811	829	12,047	-	19,687
Balance as at December 31, 2020	615,842	304,701	18,605	11,014	950,162

	Financial liabilities (including interest payable)
	Loans and credit	Debentures	Lease liabilities	Interest SWAP contracts designated for hedging	Total
	$ Thousands

Balance as at January 1, 2019	508,514	78,408	5,282	-	592,204
Changes as a result of cash flows from financing activities
Payment in respect of derivative financial instruments	-	-	-	(3,257)	(3,257)
Repayment of loans and debentures	(19,377)	(3,256)	-	-	(22,633)
Interest paid	(17,620)	(3,717)	(77)	-	(21,414)
Payment of principal of lease liabilities	-	-	(618)	-	(618)
Costs paid in advance in respect of taking out loans	(1,833)	-	-	-	(1,833)
Total changes from financing cash flows	(38,830)	(6,973)	(695)	(3,257)	(49,755)

Effect of changes in foreign exchange rates	43,109	6,608	608	196	50,521
Changes in fair value	-	-	-	7,286	7,286
Interest in the period	27,466	3,804	108	-	31,378
Other changes and additions during the year	461	-	82	-	543
Balance as at December 31, 2019	540,720	81,847	5,385	4,225	632,177

Long term loans from banks and others

B.	OPC Rotem

OPC Rotem’s financing agreement

The power plant project of OPC Rotem was financed by the project financing method (hereinafter – “Rotem’s Financing Agreement”). Rotem’s Financing Agreement was signed with a consortium of lenders led by Bank Leumi Le-Israel Ltd. (hereinafter respectively – “Rotem’s Lenders” and “Bank Leumi”). Pursuant to Rotem’s Financing Agreement, liens were placed on OPC Rotem’s existing and future assets and rights in favor of Harmetik Trust Services (1939) Ltd., (hereinafter – “Harmetik”) formerly, The Trust Company of Bank Leumi Ltd., as well as on most of OPC Rotem’s bank accounts and on OPC’s holdings in OPC Rotem.

The loans (which are linked to the CPI) bear fixed interest rates between 4.9% and 5.4% and are being repaid on a quarterly basis up to 2031, commencing from the fourth quarter of 2013. Rotem’s Financing Agreement also provides certain restrictions with respect to distribution of a dividend.

Pursuant to Rotem’s Financing Agreement, OPC Rotem is required to keep a Debt Service Reserve during the two-year period following completion of the power plant. The amount of Debt Service Reserve will be equivalent to the following two quarterly debt payments. As at December 31, 2020 and 2019, the amount of the Debt Service Reserve is approximately NIS 74 million (approximately $23 million) and approximately NIS76 million (approximately $22 million) respectively.
OPC Rotem has credit facilities from Bank Leumi of amount NIS 21 million (approximately $7 million), which were provided for OPC Rotem’s working capital needs and for provision of bank guarantees. As at December 31, 2020, OPC Rotem had utilized NIS 8 million (approximately $2 million) of said facilities for purposes of bank guarantees and collaterals for forward contracts.

Under an amendment to OPC Rotem’s Financing Agreement that was signed in December 2017, OPC Rotem committed to hold a fund of amount NIS 58 million (approximately $16 million), linked to the CPI (hereinafter - the “Owner’s Guarantee Fund”). As at December 31, 2019, OPC Rotem completed accruing the Owner’s Guarantee Fund, and in February 2020, part of the corporate guarantees provided by OPC and Veridis of approximately NIS 46 million (approximately $13 million) and NIS 12 million (approximately $3 million) were cancelled. These were replaced by bank guarantees from OPC and Veridis of the same amounts in September 2020.

In addition to the bank guarantees described above, corporate guarantees were provided by OPC and Veridis of approximately NIS 12 million (approximately $4 million) and NIS 3 million (approximately $1 million) respectively.

As at December 31, 2020, OPC Rotem and OPC were in compliance with all the covenants in accordance with Rotem’s Financing Agreement.

C.	OPC Hadera

Hadera’s financing agreement

In July 2016, Hadera entered into a financing agreement for the senior debt (hereinafter – “the Hadera Financing Agreement”) with a consortium of lenders (hereinafter – “Hadera’s Lenders”), headed by Israel Discount Bank Ltd. (hereinafter – “Bank Discount”) and Harel Insurance Company Ltd. (hereinafter – “Harel”) to finance the construction of the Hadera Power Plant, whereby the lenders undertook to provide Hadera credit frameworks, mostly linked to the CPI, in the amount of NIS 1,006 million (approximately $290 million) in several facilities (some of which are alternates): (1) a long‑term credit facility (including a framework for changes in construction and related costs); (2) a working capital facility; (3) a debt service reserves account and a VAT facility; (4) a guarantees facility; and (5) a hedge facility.

Some of the loans in the Hadera Financing Agreement are linked to the CPI and some are unlinked. The loans are to be repaid in quarterly installments up until 2037, commencing from the first quarter of 2020.

In connection with the Hadera Financing Agreement, liens were placed in favor of Bank Discount, as a trustee for the collaterals on behalf of Hadera’s Lenders, on some of OPC Hadera’s existing and future assets, on the rights of OPC Hadera and on the holdings of OPC in OPC Hadera. Hadera’s Financing Agreement includes certain restrictions in respect of distributions and repayment of shareholders’ loans, which provide that, among other things, distributions and repayments as stated may be made at the earliest after 12 months from the commercial operation date of the Hadera Power Plant and after at least 3 debt repayments. In addition, OPC Hadera undertook, commencing from the commercial operation date, to provide a debt service reserve in an amount equal to the amount of the debt payments for two successive quarters (as at December 31, 2020 – approximately NIS 29 million (approximately $9 million)), and an owner’s guarantee fund of NIS 15 million (approximately $5 million).

In addition, in May 2020, OPC provided a bank guarantee of NIS 50 million (approximately $16 million), which was secured by a deposit in the amount of NIS 25 million (approximately $8 million). Subsequent to year end, in March 2021, the guarantee was cancelled and the deposit was released. In order to secure OPC’s liabilities under the Hadera Financing Agreement, OPC Hadera provided to Hadera’s Lender a pledged deposit (by means of a shareholders’ loan from OPC) of NIS 15 million (approximately $5 million).

Separately, in March 2021, OPC provided a parent company guarantee to Hadera’s Lenders whereby, to the extent that OPC Hadera is not able to repay the loan in the first half of 2021 according to the repayment schedule, OPC will transfer money to OPC Hadera in the cumulative amount of NIS 30 million (approximately $9 million) for purposes of the repayment.

As at December 31, 2020, Hadera withdrew a total of NIS 64 million (approximately $20 million) out of the Hadera Financing Agreement. The loans under Hadera’s financing agreement are either linked to the CPI or unlinked. The loans bear interest rates between 3.1% and 3.9% on the CPI-linked loans, and between 4.7% and 5.4% on the unlinked loans, and are repaid in quarterly installements up to 2037, commencing from the first quarter of 2020.

As at December 31, 2020, OPC Hadera and OPC were in compliance with all of the covenants pursuant to Hadera’s Financing Agreement.
D.	OPC Tzomet

Tzomet’s financing agreement

In December 2019, a financing agreement for the senior debt (project financing) was signed between OPC Tzomet and a syndicate of financing entities led by Bank Hapoalim Ltd. (hereinafter – “Bank Hapoalim”, and together with the other financing entities hereinafter – “Tzomet’s Lenders”), for financing construction of the Tzomet power plant (hereinafter – “Tzomet’s Financing Agreement”).

As part of Tzomet’s Financing Agreement, Tzomet’s Lenders undertook to provide OPC Tzomet a long‑term loan framework, a standby framework, a working capital framework, a debt service reserve framework, a VAT framework, a third‑party guarantees framework and a hedging framework, in the aggregate amount of NIS 1.372 billion (approximately $397 million). Part of the amounts under these frameworks will be linked to the CPI and part of the amounts will be linked to the dollar. The loans accrue interest at the rates provided in Tzomet’s Financing Agreement.

As part of Tzomet’s Financing Agreement, terms were provided with reference to conversion of interest on the long‑term loans from variable interest to CPI‑linked interest. Such a conversion will take place in three cases: (a) automatically at the end of 6 years after the signing date of Tzomet’s Financing Agreement; (b) at OPC Tzomet’s request during the first 6 years commencing from the signing date of Tzomet’s Financing Agreement; (c) at Bank Hapoalim’s request, in certain cases, during the first 6 years commencing from the signing date of Tzomet’s Financing Agreement. In addition, OPC Tzomet has the right to make early repayment of the loans within 6 years after the signing date of Tzomet’s Financing Agreement, subject to a one‑time reduced payment (and without payment of an early repayment penalty), and provided that up to the time of the early repayment, the loans were not converted into loans bearing fixed interest linked to the CPI. Tzomet’s Financing Agreement also includes certain restrictions with respect to distributions and repayment of shareholders’ loans.

As at December 31, 2020, OPC Tzomet and OPC were in compliance with all the covenants in accordance with Tzomet’s Financing Agreement. The loans are to be repaid quarterly, which will begin shortly before the end of the first or second quarter after the commencement date of the commercial operation up to the date of the final payment, which will take place on the earlier of the end of 19 years from the commencement date of the commercial operation or 23 years from the signing date of Tzomet’s Financing Agreement (however not later than December 31, 2042).

As of December 31, 2020 withdrawals totalling NIS 187 million (approximately $58 million) were made from the long-term loans framework. The loans bear annual interest at the rate of prime +0.95%.

OPC Tzomet’s equity subscription agreement

In December 2019, an equity subscription agreement (hereinafter – “Tzomet’s Equity Subscription Agreement”) was signed. As part of the said agreement, the Company undertook certain commitments to the Lenders in connection with OPC Tzomet and its activities, including investment of shareholders’ equity in OPC Tzomet of about NIS 293 million (approximately $91 million). As at December 31, 2020, OPC had invested in OPC Tzomet shareholders’ equity NIS 208 million (approximately $65 million). The balance of the shareholders’ equity is to be provided in increments, and OPC provided a bank guarantee, which as at December 31, 2020, stood at approximately NIS 85 million (approximately $26 million) (linked to the CPI) and which was secured by a deposit of NIS 43 million (approximately $13 million). Subsequent to year end, OPC provided to OPC Tzomet the remaining balance of the required shareholders’ equity and accordingly, the bank guarantee was cancelled.
E.	OPC

Short-term loans

In December 2019, the Company signed a framework agreement for taking out short‑term credit with a bank, for purposes of payment of the Initial Assessment of OPC Tzomet (as stated in Note 10.A.1.c), up to the end of March 2020 (hereinafter – “the Credit Framework Agreement”). In January 2020, OPC withdrew a loan of NIS 169 million (approximately $53 million) for the purpose of payment of the Initial Assessment as described in Note 10.A.1.d. The Loan was repaid in April 2020.

In March 2020, OPC took a loan from Bank Mizrahi Tafahot Ltd. (“Bank Mizrahi”), a related party of the Group, of amount NIS 50 million (approximately $16 million). The loan bore interest at the annual rate of prime +1.25% and was repaid in May 2020.

Credit framework agreement with Harel Insurance Investments & Financial Services Ltd. (“Harel”)

In October 2020, OPC signed a loan facility agreement with Harel in an amount of NIS 400 million (approximately $124 million) (the “Loan Facility”), which may be drawn down within 24 months from the signing date of the agreement, subject to the completion of the acquisition of CPV (as described in Note 19.B.f), which completed in January 2021 (refer to Note 19.B.f for further details). OPC may draw funds under the Loan Facility on a short-term or long-term basis, for a period of up to 36 months. The long-term loans are to be repaid 36 months from the earlier of the date on which the first long-term withdrawal is made, or 24 months from the signing date of the agreement.

The Loan Facility will accrue interest at a rate of Bank of Israel base interest plus a margin between 2.55% and 2.75%, paid on a quarterly basis. The proceeds of the Loan Facility are intended to be used for (i) payment of part of the consideration for the acquisition of the CPV group, providing amounts required for the CPV group to develop its business; and/or (ii) to fund OPC’s existing operations.

Should a loan be drawn down, OPC will be subject to various financial covenants, of which non-compliance will trigger the interest rate on the loans to increase by 2%. The Loan Facility provides a number of restrictions, commitments and breach events with respect to OPC and the CPV Group. In order to secure OPC’s liabilities to Harel, a lien will be placed in favor of Harel on OPC’s direct and indirect rights (as a limited partner in the Partnership), and on certain bank accounts of OPC and the General Partner (as defined in Note 19.B.f).

On-call framework agreement with Bank Mizrahi

In November 2020, OPC signed an on-call framework agreement with Bank Mizrahi of amount NIS 75 million (approximately $23 million). The framework is valid until November 2021. The loans withdrawn will be for a period of 12 months and is subject to an annual interest rate of prime +0.9%. In addition, OPC will be subject to certain financial covenants. As at year end, the framework had not yet been used.

As at December 31, 2020, OPC was in compliance with all its financial covenants.
Hedge agreement

In June 2019, OPC entered into a hedge agreement with Bank Hapoalim Ltd. for hedge of 80% of the exposure to the CPI with respect to the principal of loans from financial institutions, in exchange for payment of additional interest at the annual rate of between 1.7% and 1.76% (hereinafter – “the CPI Transactions”). OPC chose to designate the CPI Transactions as an “accounting hedge”.

In 2020, due to changes in the inflationary expectations and in light of the changes in the projected interest rates, OPC recorded an increase in the liabilities as a result of revaluation of the financial derivative in respect of the CPI Transactions (hereinafter – “the Derivative”), in the amount of about NIS 42 million (approximately $13 million), which was recorded as part of other comprehensive income. As at the date of the report, the fair value of the Derivative amounted to about NIS 48 million (approximately $15 million). OPC deposits collaterals to secure its liabilities to the bank in connection with the Derivative. As at the date of the report, the collateral amounted to about NIS 35 million (approximately $11 million). The value of the Derivative was calculated by means of discounting the linked shekel cash flows expected to be received less the discounted fixed shekel cash flows payable. An adjustment was made to this valuation for the credit risks of the parties.

Series A Debentures

In May 2017, OPC issued debentures (Series A). The par value of the debentures was NIS 320 million (approximately $85 million), bore annual interest at the rate of 4.95% and were repayable, principal and interest, every six months, commencing on June 30, 2018 (on June 30 and December 30 of every calendar year) through December 30, 2030. Under the terms, the interest on the debentures will be reduced by 0.5% in the event of their listing for trade on the main list of the TASE. In August 2017, OPC listed the debentures for trading on the TASE and accordingly, from that date, interest on the debentures (Series A) was reduced by 0.5%, to 4.45% per year.

Subsequent to the additional issuance of Series B debentures in October 2020 as described below, OPC made early redemption of its Series A debentures. As a result of the early redemption, the debt service reserve of approximately NIS 67 million (approximately $19 million) was released. The total amount of full early redemption, in respect of principal, interest and compensation, amounted to approximately NIS 313 million (approximately $92 million). The compensation component of approximately NIS 41 million (approximately $12 million) will be recorded in the consolidated statements of profit & loss in 2020, under Financing expenses.

Series B Debentures

In April 2020, OPC issued debentures (Series B) with a par value of NIS400 million (approximately $113 million), which were listed on the TASE. As a result, approximately $111 million representing the par value, net of issuance cost is recognised as debentures. The debentures are linked to the Israeli consumer price index and bear annual interest at the rate of 2.75%. The principal and interest of the debentures (Series B) are repayable every six months, commencing on March 31, 2021 (on March 31 and September 30 of every calendar year) through September 30, 2028. The debentures were rated A3 by Midroog and A- by S&P Global Ratings Maalot Ltd.

In October 2020, OPC issued additional Series B debentures of par value NIS 556 million (approximately $162 million) (the “Expansion of Series B”). The gross proceeds of the issuance amount to approximately NIS 584 million (approximately $171 million) and the issuance costs were approximately NIS 7 million (approximately $2 million).

A trust certificate was signed between OPC and Reznik Paz Nevo Trusts Ltd. in April 2020, which details customary grounds for calling the debentures for immediate repayment (subject to cure periods), including insolvency events, liquidation proceedings, receivership, a stay of proceedings and creditors’ arrangements, certain structural changes, a significant worsening in OPC’s financial position, etc. The trust certificate also includes a commitment of OPC to comply with certain financial covenants and restrictions as follows: As at December 31, 2020, OPC’s shareholders’ equity was NIS 1,671 million (approximately $520 million) (minimum required is NIS 250 million, and for purposes of a distribution, NIS 350 million); the ratio of OPC’s shareholders’ equity to OPC’s total assets was 60% (minimum required is 17%, and for purposes of distribution, 27%); the ratio of the net consolidated financial debt less the financial debt designated for construction of projects that have not yet commenced producing EBITDA and the EBITDA is 2.7 (maximum allowed is 13, and for purposes of a distribution, 11).